JULY 1, 1998


                          Tax-Free Insured Fund
                            Tax-Free USA Fund
                     Tax-Free USA Intermediate Fund

          Supplement to the Prospectus dated October 30, 1997


The following amends all of the sections of the Prospectus discussing the dealer's commission that may be payable on purchases of $1 million or more of Class A Shares of the Tax-Free USA Fund and the Tax-Free Insured Fund and the Limited CDSC applicable to redemptions of those shares:

     Beginning July 1, 1998, for initial purchases of Class A Shares of the Tax-Free USA Fund and the Tax-Free Insured Fund of $1 million or more, a dealer's commission may be paid by the Distributor to financial advisers through whom such purchases are made in accordance with the following schedule:


                              Dealer's Commission
                              (as a percentage of
Amount of Purchase            amount purchased)

Up to $5 million                   1.00%
Next $20 million up to $25 million 0.50
Amount over $25 million            0.25

     Such Class A Shares are subject to a Limited CDSC of 1% if shares are redeemed during the first year after purchase and 0.50% if shares are redeemed during the second year after purchase.

     The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of (1) the net asset value at the time of purchase of the Class A Shares being redeemed or (2) the net asset value of such Class A Shares at the time of redemption.

     Redemptions of such Class A Shares held for more than two years will not be subjected to the Limited CDSC and an exchange of such Class A Shares into another fund in the Delaware Investments family will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A Shares are exchanged will count towards satisfying the two-year holding period. The Limited CDSC is assessed if such two-year period is not satisfied irrespective of whether the redemption triggering its payment is of Class A Shares of a Fund or Class A Shares acquired in the exchange.

The following amends all of the sections of the Prospectus discussing the dealer's commission that may be payable on purchases of $1 million or more of Class A Shares of the Tax-Free USA Intermediate Fund:

     Beginning July 1, 1998, for initial purchases of Class A Shares of the Tax-Free USA Intermediate Fund of $1 million or more, a dealer's commission may be paid by the Distributor to financial advisers through whom such purchases are made in accordance with the following schedule:

                              Dealer's Commission
                              (as a percentage of
Amount of Purchase            amount purchased)

Up to $5 million                   0.50%
Amount over $5 million             0.25%

     The Limited CDSC applicable to redemptions of such shares remains the same as that described in the Prospectus.

The following replaces the information in numbered paragraphs 4 and 5 in the section of the Prospectus entitled Risk Factors and Special
Considerations under the Synopsis:

4. Intermediate Fund has the right to engage in options and each Fund has the right to engage in futures transactions for hedging purposes, to counterbalance portfolio volatility and, in connection with futures transactions, will maintain certain collateral in special accounts established by futures commission merchants in the care of Bankers Trust Company. While a Fund does not engage in such transactions for speculative purposes, there are risks that result from the use of these instruments by the Funds, and an investor should carefully review the descriptions of such in the Prospectus. Certain options and futures may be considered to be derivative securities. Tax-Free Fund, Inc. is not registered as a commodity pool operator nor is Delaware Management Company, the Funds' investment manager, registered as a commodities trading adviser, in reliance upon various exemptive rules. See Options and Futures under Other Investment Policies and Risk Considerations.

5. Each Fund may invest in inverse floaters which may be considered to be derivative securities. The interest rates attributable to inverse floaters may move in the opposite direction to short-term interest rates at an accelerated speed causing rapid fluctuations in the value of such securities. See Inverse Floaters under Other Investment Policies and Risk Considerations.

The following sentence is added as the second sentence in the section of the Prospectus entitled Futures under Other Investment Policies and Risk
Considerations:

   Tax-Free USA Fund and Tax-Free Insured Fund may invest in futures contracts and options on such futures contracts to the extent that investments in these securities, when combined with inverse floaters and below investment grade securities, do not exceed 20% of a Fund's total assets.

The following sentence is added as the second sentence in the section of the Prospectus entitled Inverse Floaters under Other Investment Policies and Risk Considerations:

   Tax-Free USA Fund and Tax-Free Insured Fund may invest in inverse floaters to the extent that investments in these securities, when combined with futures contracts and options on such futures contracts and below investment grade securities, do not exceed 20% of a Fund's total assets.